                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the registration statement of Kevco, Inc. on Form S-8 (File No. 333-19959) of our report dated March 24, 1995, on our audit of the financial statements of Kevco, Inc. as of December 31, 1994 and for the year then ended, which report is included in this Annual Report on Form 10-K.



/s/ RYLANDER, CLAY & OPITZ, L.L.P.
Fort Worth, Texas
March 27, 1997